Trade and Other Payables	12 Months Ended
Dec. 31, 2023
Trade and other current payables [abstract]
Trade and Other Payables
Note 16 – Trade and Other Payables

	As at December 31,
	2023	2022
	$ Thousands

Trade Payables	70,661	95,036
Liability to tax equity partner (1)	74,466	-
Accrued expenses and other payables	8,256	10,833
Government institutions	1,204	2,083
Employees and payroll institutions	14,573	14,491
Interest payable	4,984	4,472
Others	7,754	6,500
	181,898	133,415

1. See Note 18.A.4.d for more information.

Other non-current liabilities include approximately $79 million deferred income in respect to ITC grant. Refer to Note 18.A.4.d for more information.